Rule 424(b)(3)
File No.:333 9474

 EXHIBIT A



AMERICAN DEPOSITARY SHARES
(Each American Depositary
 Share represents 1,000
 deposited Shares)

OVERSTAMP:  Effective June 27,
2005 each American Depositary
Share Represents one deposited
Share.


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR NON-VOTING PREFERRED STOCK
WITHOUT PAR VALUE OF
TELESP PARTICIPACOES S.A.
(ORGANIZED UNDER THE LAWS OF
THE FEDERATIVE REPUBLIC OF
BRAZIL)

            The Bank of New
York, as depositary
(hereinafter called the
Depositary), hereby certifies
that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
_____________________________


AMERICAN DEPOSITARY SHARES

representing deposited non-
voting preferred stock (herein
called Shares) of Telesp
Participacoes S.A., a
sociedade anonima de economia
mista (a limited liability
company) organized under the
laws of The Federative
Republic of Brazil (herein
called the Company).  At the
date hereof, each American
Depositary Share represents
1,000 Shares deposited or
subject to deposit under the
Deposit Agreement (as such
term is hereinafter defined)
at the Sao Paulo office of
Banco Itau (herein called the
Custodian).  The Depositarys
Corporate Trust Office is
located at a different address
than its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal
executive office is located at
48 Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286

            1.  THE DEPOSIT
AGREEMENT.



            This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
July 27, 1998 (herein called
the Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

            2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.

            Upon surrender at
the Corporate Trust Office of
the Depositary of this Receipt
for the purpose of withdrawal
of the Deposited Securities
represented by the American
Depositary Shares evidenced
hereby, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him
or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
 Delivery of such Deposited
Securities may be made by (a)
(i) the delivery of
certificates in the name of
the Owner hereof or as ordered
by him or certificates
properly endorsed or
accompanied by proper
instruments of transfer to
such Owner or as ordered by
him, or (ii) book-entry
transfer of the Shares
represented by this Receipt to
an account in the name of such
Owner or as ordered by him,
and (b) delivery of any other
securities, property and cash
to which such Owner is then
entitled in respect of this
Receipt to such Owner or as
ordered by him.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian or
at the Corporate Trust Office
of the Depositary, as provided
in the Deposit Agreement;
provided that the forwarding
of certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and
expense of the Owner hereof.


            3.  TRANSFERS,
SPLIT-UPS, AND COMBINATIONS OF
RECEIPTS.

            The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt, the delivery of
any distribution thereon, or
withdrawal of any Deposited
Securities, the Company, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with such
reasonable regulations the
Depositary may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, this
Article 3.



            The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts, or the combination
or split-up of Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding any other
provision of the Deposit
Agreement or this Receipt, the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may be
suspended only for
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities,
or (iv) any other reason that
may at any time be specified
in paragraph I(A)(1) of the
General Instructions to Form
F-6, as from time to time in
effect, or any successor
provision thereto.  Without
limitation of the foregoing,
the Depositary shall not
knowingly accept for deposit
under the Deposit Agreement
any Shares required to be
registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

            4.  LIABILITY OF
OWNER OR BENEFICIAL OWNER FOR
TAXES.

            If any tax or other
governmental charge shall
become payable by the
Custodian or the Depositary
with respect to any Receipt or
any Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the Owner
or Beneficial Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any combination or
split-up hereof or any
withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any dividends
or other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge (and any taxes or
expenses arising out of such
sale), and the Owner or
Beneficial Owner hereof shall
remain liable for any
deficiency.

            5.  WARRANTIES OF
DEPOSITORS.



            Every person
depositing Shares hereunder
and under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefore are
validly issued, fully paid,
non-assessable, and free of
any preemptive rights of the
holders of outstanding Shares
and that the person making
such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that
(i) the Shares presented for
deposit are not, and the
Receipts issuable upon such
deposit will not be,
restricted securities within
the meaning of Rule 144(a)(3)
under the Securities Act of
1933, and (ii) the deposit of
such Shares and the sale of
Receipts evidencing American
Depositary Shares representing
such Shares by that person are
not otherwise restricted under
the Securities Act of 1933.
Such representations and
warranties shall survive the
deposit of Shares and issuance
of Receipts.

            6.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

            Any person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval,
legal or beneficial ownership
of Receipts, Deposited
Securities or other
securities, compliance with
all applicable laws or
regulations or terms of the
Deposit Agreement or such
Receipt, or such information
relating to the registration
on the books of the Company or
the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and
warranties, as the Depositary
may deem necessary or proper.
 The Depositary may withhold
the delivery or registration
of transfer of any Receipt or
the distribution of any
dividend or sale or
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  The
Depositary shall from time to
time advise the Company of the
availability of any such
proofs, certificates or other
information and shall provide
copies thereof to the Company
as promptly as practicable
upon request by the Company,
unless such disclosure is
prohibited by law.

            7.  CHARGES OF
DEPOSITARY.

            The Company agrees
to pay the fees and reasonable
out-of-pocket expenses of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present
detailed statement for such
expenses to the Company at
least once every three months.
 The charges and expenses of
the Custodian are for the sole
account of the Depositary.



            The following
charges (to the extent
permitted by applicable law or
the rules of any securities
exchange on which the American
Depositary Shares are admitted
for trading) shall be incurred
by any party depositing or
withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever applicable:
(1) taxes and other
governmental charges, (2) such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
Share register of the Company
or Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the terms of
the Deposit Agreement,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 or less per
100 American Depositary Shares
(or portion thereof) for the
execution and delivery of
Receipts pursuant to
Sections 2.03 or 4.03 of the
Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.05 of the Deposit
Agreement and (6) a fee for
the distribution of proceeds
of sales of securities or
rights pursuant to
Sections 4.02 or 4.04,
respectively, of the Deposit
Agreement, such fee (which may
be deducted from such
proceeds) being in an amount
equal to the lesser of (i) the
fee for the issuance of
American Depositary Shares
referred to above which would
have been charged as a result
of the deposit by Owners of
securities (for purposes of
this clause 6 treating all
such securities as if they
were Shares) or Shares
received in exercise of rights
distributed to them pursuant
to Sections 4.02 or 4.04,
respectively, but which
securities or rights are
instead sold by the Depositary
and the net proceeds
distributed and (ii) the
amount of such proceeds.

            The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

            8.  PRE-RELEASE OF
RECEIPTS.

            Neither the
Depositary nor the Custodian
shall deliver Shares, by
physical delivery, book entry
or otherwise (other than to
the Company or its agent as
contemplated by Section 4.08
of the Deposit Agreement), or
otherwise permit Shares to be
withdrawn from the facility
created hereby, except upon
the receipt and cancellation
of Receipts.



            The Depositary may
issue Receipts against rights
to receive Shares from the
Company (or any agent of the
Company recording Share
ownership).  No such issue of
Receipts will be deemed a Pre-
Release subject to the
restrictions of the following
paragraph.

            In its capacity as
Depositary, the Depositary
will not deliver Shares held
under the Deposit Agreement
prior to the receipt and
cancellation by the Depositary
of Receipts.  The Depositary
may execute and deliver
Receipts prior to the receipt
of Shares pursuant to
Section 2.02 of the Deposit
Agreement (Pre-Release).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
Pre-Released, whether or not
such cancellation is prior to
the termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.
 Each Pre-Release will be
(a) preceded or accompanied by
a written representation and
agreement from the person to
whom Receipts or Shares are to
be delivered (the Pre-
Releasee) that the Pre-
Releasee, or its customer,
(i) owns the Shares or
Receipts to be remitted, as
the case may be, (ii) assigns
all beneficial right, title
and interest in such Shares or
Receipts, as the case may be,
to the Depositary for the
benefit of the Owners, and
(iii) agrees in effect to hold
such Shares or Receipts, as
the case may be, for the
account of the Depositary
until delivery of the same
upon the Depositarys request,
(b) at all times fully
collateralized with cash or
U.S. government securities,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of Pre-
Releases will not normally
exceed thirty percent (30%) of
the American Depositary Shares
outstanding (without giving
effect to American Depositary
Shares evidenced by Receipts
outstanding as a result of
Pre-Releases); provided,
however, that the Depositary
reserves the right to
disregard such limit from time
to time as it deems appropri-
ate and may, with the prior
written consent of the
Company, change such limit for
purposes of general
application.  The Depositary
will also set limits with
respect to the number of Pre-
Released Receipts involved in
transactions to be done
hereunder with any one person
on a case by case basis as it
deems appropriate.  The
collateral referred to in
clause (b) above shall be held
by the Depositary for the
benefit of the Owners as
security for the performance
of the obligations to deliver
Shares or Receipts set forth
in clause (a) above (and shall
not, for the avoidance of
doubt, constitute Deposited
Securities hereunder).



            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

            9.  TITLE TO
RECEIPTS.

            It is a condition of
this Receipt, and every
successive holder and Owner of
this Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Depositary and the Company,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes.

            10.  VALIDITY OF
RECEIPT.

            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall have
been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however, that such
signature may be a facsimile
if a Registrar for the
Receipts shall have been
appointed and such Receipts
are countersigned by the
manual signature of a duly
authorized officer of the
Registrar.

            11.  REPORTS;
INSPECTION OF TRANSFER BOOKS.

            The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter called
the Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-2(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by Beneficial Owners
and Owners at the public
reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.



            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
(a) received by the Depositary
as the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports when furnished
by the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English to the extent such
materials are required to be
translated into English
pursuant to any regulations of
the Commission.  The Company
agrees to provide to the
Depositary, at the Companys
expense (unless otherwise
agreed in writing by the
Company and the Depositary),
all documents that it provides
to the Custodian.

            In the event the
Receipts are listed or quoted
on a national securities
exchange in the United States,
the Company will promptly
transmit to the Custodian
English language versions of
any reports and other
communications that are made
generally available by the
Company to holders of its
Shares or other Deposited
Securities and the Depositary
will, at the Companys expense
(unless otherwise agreed in
writing by the Company and the
Depositary), arrange for the
prompt transmittal by the
Custodian to the Depositary of
such notices, reports and
other communications and
arrange for the mailing, at
the Companys expense (unless
otherwise agreed in writing by
the Company and the
Depositary), of copies thereof
(or if requested by the
Company, a summary of any such
notice provided by the
Company) to all Owners or, at
the request of the Company,
make such notices, reports and
other communications available
to all Owners on a basis
similar to that for holders of
Shares or other Deposited
Securities, or on such other
basis as the Company may
advise the Depositary may be
required by any applicable
law, regulation or stock
exchange requirement. The
Company has delivered to the
Depositary and the Custodian a
copy of the provisions of or
governing the Shares and any
other Deposited Securities
issued by the Company or any
affiliate of the Company, and
promptly upon any amendment
thereto or change therein, the
Company shall deliver to the
Depositary and the Custodian a
copy of such provisions as so
amended or changed. The
Depositary may rely upon such
copy for all purposes of this
Deposit Agreement. The
Depositary will, at the
expense of the Company (unless
otherwise agreed in writing by
the Company and the
Depositary), make such copy
and such notices, reports and
other communications available
for inspection by Owners at
the Depositarys office, at the
office of the Custodian and at
any other designated transfer
offices.



            The Depositary will
keep books for the registra-
tion of Receipts and transfers
of Receipts which at all
reasonable times shall be open
for inspection by the Owners
of Receipts provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts for an
object other than the business
of the Company, including,
without limitation, a matter
related to the Deposit Agree-
ment or the Receipts.

            The Depositary may
close the transfer books after
consultation with the Company
to the extent practicable, at
any time or from time to time,
when deemed expedient by it in
connection with the
performance of its duties
under the Deposit Agreement or
at the request of the Company,
provided that any such closing
of the transfer books shall be
subject to the provisions of
Section 2.06 of the Deposit
Agreement which limit the
suspension of withdrawals of
Shares.

            12.  DIVIDENDS AND
DISTRIBUTIONS.

            Whenever the
Depositary or on its behalf,
its agent, receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign currency
can in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert or will cause its
agent to convert, as promptly
as practicable (and in any
event within one Business Day)
after its receipt of such
dividend or distribution
(unless otherwise prohibited
or prevented by law), such
dividend or distribution into
dollars and will, as promptly
as practicable, distribute the
amount thus received (net of
the expenses of the Depositary
as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement) to the
Owners of Receipts entitled
thereto, provided, however,
that in the event that the
Company or the Depositary is
required to withhold and does
withhold from such cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the
amount distributed to the
Owners of the Receipts
evidencing American Depositary
Shares representing such
Deposited Securities shall be
reduced accordingly.



            Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections 4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary
will, as promptly as
practicable, cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property
thus received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement and any
expenses in connection with
such sale) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the
case of a distribution
received in cash, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.

            If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may or shall,
if the Company shall so
request, distribute, as
promptly as practicable, to
the Owners of outstanding
Receipts entitled thereto,
additional Receipts evidencing
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Article 7 hereof and Section
5.09 of the Deposit Agreement.
 In lieu of delivering
Receipts for fractional
American Depositary Shares in
any such case, the Depositary
will sell the amount of Shares
represented by the aggregate
of such fractions and distri-
bute the net proceeds, all in
the manner and subject to the
conditions set forth in the
Deposit Agreement.  If addi-
tional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.  In
addition, the Depositary may
withhold any distribution of
Receipts under this paragraph
and Section 4.03 of the
Deposit Agreement if it has
not received satisfactory
assurances from the Company
that such distribution does
not require registration under
the Securities Act or is
exempt from registration under
the provisions of such Act;
provided that, in any such
event, the Depositary may sell
the Shares distributed upon
the Deposited Securities and
distribute the net proceeds,
all in the manner and subject
to the conditions described in
this Article and Section 4.01
of the Deposit Agreement.



            In the event that
the Depositary determines that
any distribution in property
other than cash (including
Shares and rights to subscribe
therefore) is subject to any
tax or other governmental
charge which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or
a portion of such property
(including Shares and rights
to subscribe therefore) in
such amounts and in such
manner as the Depositary deems
necessary and practicable to
pay any such taxes or charges,
and the Depositary shall
distribute the net proceeds of
any such sale after deduction
of such taxes or charges to
the Owners of Receipts
entitled thereto.

            13.  RIGHTS.

            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company, shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such rights
offering or for any other
reason it would be unlawful
for the Depositary either to
make such rights available to
any Owners or to dispose of
such rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners, the Depositary
may, and at the request of the
Company shall, distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefore
in such form as it deems
appropriate.

            In circumstances in
which rights would otherwise
not be distributed, if an
Owner requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
promptly make such rights
available to such Owner upon
written notice from the
Company to the Depositary that
(a) the Company has elected in
its sole discretion to permit
such rights to be exercised
and (b) such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.



            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary from such
Owners to exercise such
rights, upon payment by such
Owner to the Depositary for
the account of such Owner of
an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to this paragraph,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

            If the Depositary
determines that it is not
lawful or feasible to make
such rights available to all
or certain Owners, it may, and
at the request of the Company
will use its best efforts that
are reasonable under the
circumstances to, sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the
net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement, any expenses in
connection with such sale and
all taxes and governmental
charges payable in connection
with such rights and subject
to the terms and conditions of
the Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such Owners
because of exchange restric-
tions or the date of delivery
of any Receipt or otherwise.
Such proceeds shall be
distributed as promptly as
practicable in accordance with
Section 4.01 of the Deposit
Agreement.



            If a registration
statement under the Securities
Act of 1933 is required with
respect to the securities to
which any rights relate in
order for the Company to offer
such rights to Owners and sell
the securities represented by
such rights, the Depositary
will not offer such rights to
Owners having an address in
the United States (as defined
in Regulation S) unless and
until such a registration
statement is in effect, or
unless the offering and sale
of such securities and such
rights to such Owners are
exempt from registration under
the provisions of such Act.

            The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any Owner
in particular.

            14.  CONVERSION OF
FOREIGN CURRENCY.

            Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can, pursuant to applicable
law, be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary or the
Custodian shall convert or
cause to be converted as
promptly as practicable (and
in any event within one
Business Day of its or its
agents receipt of such Foreign
Currency), by sale or in any
other manner that it may
determine in accordance with
applicable law, such Foreign
Currency into Dollars.  If, at
the time of conversion of such
Foreign Currency into Dollars,
such Dollars can, pursuant to
applicable law, be transferred
outside of Brazil for
distribution to Owners
entitled thereto, such Dollars
shall be distributed as
promptly as practicable to the
Owners entitled thereto or, if
the Depositary shall have
distributed any rights,
warrants or other instruments
which entitle the holders
thereof to such Dollars, then
to the holders of such rights,
warrants and/or instruments
upon surrender thereof for
cancellation.  Such
distribution or conversion may
be made upon an averaged or
other practicable basis
without regard to any
distinctions among Owners on
account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

            If such conversion,
transfer or distribution can
be effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file as
promptly as practicable such
application for approval or
license; however, the
Depositary shall be entitled
to rely upon Brazilian local
counsel in such matters, which
counsel shall be instructed to
act as promptly as possible.



            If at any time
foreign currency received by
the Depositary or the
Custodian is not, pursuant to
applicable law, convertible,
in whole or in part, into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary
cannot be promptly obtained,
the Depositary shall, (a) as
to that portion of the foreign
currency that is convertible
into Dollars, make such
conversion and, if permitted
by applicable law, transfer
such Dollars to the United
States for distribution to
Owners in accordance with the
first paragraph of this
Article 13 or, if such
transfer is not so permitted,
hold such Dollars uninvested
and without liability for
interest thereon for the
respective accounts of the
Owners entitled to receive the
same, and (b) as to the
nonconvertible balance, if
any, (i) if requested in
writing by an Owner,
distribute or cause the
Custodian to distribute the
foreign currency (or an
appropriate document
evidencing the right to
receive such foreign currency)
received by the Depositary or
Custodian to such Owner and
(ii) the Depositary shall hold
or shall cause the Custodian
to hold any amounts of
nonconvertible foreign
currency not distributed
pursuant to the immediate
preceding subclause (i)
uninvested and without
liability for interest thereon
for the respective accounts of
the Owners entitled to receive
the same.

            15.  RECORD DATES.

            Whenever any cash
dividend or other cash distri-
bution shall become payable or
any distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever the Depositary shall
find it necessary or
convenient, the Depositary
shall fix a record date, which
date shall, to the extent
practicable, be either (x) the
same date as the record date
fixed by the Company, or
(y) if different from the
record date fixed by the
Company, be fixed after
consultation with the Company
(a) for the determination of
the Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or the
net proceeds of the sale
thereof or (ii) entitled to
give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.


            16.  VOTING OF
DEPOSITED SECURITIES.

            At any time that the
Depositary has the right to
vote the Shares represented by
the American Depositary
Shares, the Depositary will
comply with the following
provisions.



            As soon as
practicable after receipt of
notice of any meeting or
solicitation of consents or
proxies of holders of Shares
or other Deposited Securities,
if requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
of Receipts a notice, the form
of which notice shall be in
the sole discretion of the
Depositary, which shall
contain (a) such information
as is contained in such notice
of meeting, (or, if requested
by the Company a summary of
such information provided by
the Company), (b) a statement
that the Owners of Receipts as
of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of
Brazilian law and of the
Charter of the Company, to
instruct the Depositary as to
the exercise of the voting
rights, if any, pertaining to
the amount of Shares or other
Deposited Securities
represented by their
respective American Depositary
Shares and (c) a statement as
to the manner in which such
instructions may be given,
including an express
indication that instructions
may be given or deemed given
in accordance with the last
sentence of this paragraph if
no instruction is received, to
the Depositary to give a
discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not itself
exercise any voting discretion
over any Deposited Securities.
 If no instructions are
received by the Depositary
from any Owner with respect to
any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners
Receipts on or before the date
established by the Depositary
for such purpose, the
Depositary shall deem such
Owner to have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such Deposited
Securities, provided that no
such instruction shall be
deemed given and no such
discretionary proxy shall be
given with respect to any
matter as to which the Company
informs the Depositary (and
the Company agrees to provide
such information as promptly
as practicable in writing)
that (x) the Company does not
wish such proxy given,
(y) substantial opposition
exists or (z) such matter
materially and adversely
affects the rights of holders
of Shares.

            Subject to the rules
of any securities exchange on
which American Depositary
Shares or the Deposited
Securities represented thereby
are listed, the Depositary
shall if requested by the
Company deliver, at least two
Business Days prior to the
date of such meeting, to the
Company, to the attention of
its Secretary, copies of all
instructions received from
Owners in accordance with
which the Depositary will
vote, or cause to be voted,
the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipts at such meeting.
 Delivery of instructions will
be made at the expense of the
Company  (unless otherwise
agreed in writing by the
Company and the Depositary).

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may, and shall
if the Company shall so
request, execute and deliver
additional Receipts as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            18.	LIABILITY OF
THE COMPANY AND DEPOSITARY.





            Neither the
Depositary nor the Company nor
any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner, if by reason
of any provision of any
present or future law or
regulation of the United
States or any other country,
or of any other governmental
or regulatory authority, or by
reason of any provision,
present or future, of the
Charter of the Company, or by
reason of any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
shall be prevented or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company nor
any of their respective
directors, employees, agents
or affiliates incur any
liability to any Owner or
Beneficial Owner of a Receipt
by reason of any non-
performance or delay, caused
as aforesaid, in the perform-
ance of any act or thing which
by the terms of the Deposit
Agreement it is provided shall
or may be done or performed,
or by reason of any exercise
of, or failure to exercise,
any discretion provided for in
the Deposit Agreement.  Where,
by the terms of a distribution
pursuant to Sections 4.01,
4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to
perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited Secur-
ities.  Neither the Depositary
nor the Company shall be under
any obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expenses and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation what-
soever with respect to such
proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Beneficial Owner of a Receipt,
or any other person believed
by it in good faith to be
competent to give such advice
or information.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.

            The Company agrees
to indemnify the Depositary,
its directors, employees,
agents and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the reasonable fees and
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with
the provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, and
except to the extent that such
liability or expense arises
out of information relating to
the Depositary or the
Custodian, as applicable,
furnished in writing to the
Company by the Depositary or
the Custodian, as applicable,
expressly for use in any
registration statement, proxy
statement, prospectus (or
placement memorandum) or
preliminary prospectus (or
preliminary placement
memorandum) relating to the
Shares, or omissions from such
information; or (ii) by the
Company or any of its
directors, employees, agents
and affiliates.  The
indemnities contained in this
paragraph shall not extend to
any liability or expense which
may arise out of any Pre-
Release.

            No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provisions of the Deposit
Agreement.

            The Depositary,
subject to Sections 2.05 and
2.09 of the Deposit Agreement,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

            19.	RESIGNATION AND
REMOVAL OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.



            The Depositary may
at any time resign as Deposi-
tary hereunder by written
notice of its election so to
do delivered to the Company,
such resignation to take
effect  upon the appointment
of a successor depositary and
its acceptance of such
appointment as provided in the
Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

            20.  AMENDMENT.

            The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by agreement
between the Company and the
Depositary in any respect
which they may deem necessary
or desirable.  Any amendment
which shall impose or increase
any fees or charges (other
than taxes and other
governmental charges,
registration fees and cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefore
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

            21.	TERMINATION OF
DEPOSIT AGREEMENT



            The Depositary at
any time, at the direction of
the Company, shall terminate
the Deposit Agreement by mail-
ing notice of such termination
to the Owners of all Receipts
then outstanding at least 30
days prior to the date fixed
in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding,
such termination to be
effective on a date specified
in such notice not less than
30 days after the date
thereof, if at any time 60
days shall have expired after
the Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt will,
upon (a) surrender of such
Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to the
Owner or upon the Owners
order, of the amount of
Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges) and
except as provided in Section
5.08 of the Deposit Agreement.
 Upon the termination of the
Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges, and
expenses.




NY12529: 264291.1
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